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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 9, 2015

INTERNATIONAL BARRIER TECHNOLOGY INC.

(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada	000-20412	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

510 4th Street North, Watkins, Minnesota USA 55389	55389
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (800) 638-4570

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement

On August 19, 2015, International Barrier Technology Inc. (“Barrier”) entered into a Technology License Agreement (the “Agreement”) with Louisiana-Pacific Corporation (“Louisiana-Pacific”). Barrier has developed certain technologies and inventions relating to fireproof coating and the manufacture of fire-rated OSB utilizing Pyrotite®  technology (the “Technology”). Pursuant to the Agreement, Barrier will grant a license to Louisiana-Pacific to utilize the Technology to manufacture, market, use and sell engineered wood based panel products and other building products.

A copy of the Technology License Agreement is filed as an exhibit to this Form 8-K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits:

10.1   Technology License Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2015

International Barrier Technology Inc.

(Registrant)

/s/ Melissa McElwee

(Signature)

(Melissa McElwee, CFO)

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